EXHIBIT 21.1

NEWCASTLE INVESTMENT CORP. SUBSIDIARIES

Subsidiary		Jurisdiction of Incorporation/Organization

1.	Fortress Asset Trust	Delaware
2.	IMPAC CMB Trust 1998-C1	Delaware
3.	IMPAC Commercial Assets Corporation	California
4.	IMPAC Commercial Capital Corporation	California
5.	IMPAC Commercial Holdings, Inc.	Maryland
6.	Karl S.A.	Belgium
7.	LIV Holdings LLC	Delaware
8.	NCT Holdings LLC	Delaware
9.	Newcastle 2005-1 Asset Backed Note LLC	Delaware
10.	Newcastle 2006-1 Asset Backed Note LLC	Delaware
11.	Newcastle 2006-1 Depositor LLC	Delaware
12.	Newcastle CDO IV Corp. (process of dissolution)	Delaware
13.	Newcastle CDO IV Holdings LLC (process of dissolution)	Delaware
14.	Newcastle CDO IV Ltd.	Cayman Islands
15.	Newcastle CDO V Corp.	Delaware
16.	Newcastle CDO V Holdings LLC	Delaware
17.	Newcastle CDO V, Ltd.	Cayman Islands
18.	Newcastle CDO VI Corp.	Delaware
19.	Newcastle CDO VI Holdings LLC	Delaware
20.	Newcastle CDO VI, Ltd.	Cayman Islands
21.	Newcastle CDO VIII 1, Limited	Cayman Islands
22.	Newcastle CDO VIII 2, Limited	Cayman Islands
23.	Newcastle CDO VIII Holdings LLC	Delaware
24.	Newcastle CDO X Holdings LLC (process of dissolution)	Delaware
25.	Newcastle VIII LLC	Delaware
26.	Newcastle CDO IX 1, Limited	Cayman Islands
27.	Newcastle CDO IX 2, Limited	Cayman Islands
28.	Newcastle CDO IX Holdings LLC	Delaware
29.	Newcastle CDO IX LLC	Delaware
30.	Newcastle MH I LLC	Delaware
31.	Newcastle Mortgage Securities LLC	Delaware
32.	Newcastle Mortgage Securities Trust 2004-1	Delaware
33.	Newcastle Mortgage Securities 2006-1	Delaware
34.	Newcastle Mortgage Securities 2007-1	Delaware
35.	Newcastle Trust 1	Delaware
36.	NIC Airport Corporate Center LLC	Delaware
37.	NIC Apple Valley I LLC	Delaware
38.	NIC Apple Valley II LLC	Delaware
39.	NIC Apple Valley III LLC	Delaware
40.	NIC CRA LLC	Delaware

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EXHIBIT 21.1

NEWCASTLE INVESTMENT CORP. SUBSIDIARIES

Subsidiary		Jurisdiction of Incorporation/Organization

41.	NIC Dayton Town Center LLC	Delaware
42.	NIC DB LLC	Delaware
43.	NIC DP LLC	Delaware
44.	NIC OTC LLC	Delaware
45.	NIC TP LLC	Delaware
46.	NIC TRS Holdings, Inc.	Delaware
47.	NIC TRS LLC	Delaware
48.	NIC WL II LLC	Delaware
49.	NIC WL LLC	Delaware
50.	Steinhage B.V.	Netherlands
51.	NIC SF LLC	Delaware
52.	NIC Management LLC	Delaware
53.	NIC SN LLC	Delaware
54.	Xanadu Asset Holdings LLC	Delaware
55.	SP I Term Facility LLC	Delaware
56.	Dayton Asset Holding LLC	Delaware
57.	NCT Holdings II LLC	Delaware
58.	Newcastle Investment Trust 2010-MH1	Delaware
59.	Newcastle Investment Trust 2011-MH1	Delaware
60.	SSL Term Loan LLC	Delaware
61.	Newcastle Senior Living Holdings LLC	Delaware
62.	TRS LLC	Delaware
63.	Propco LLC	Delaware
64.	BF Leasing LLC	Delaware
65.	BF Owner LLC	Delaware
66.	B Leasing LLC	Delaware
67.	B Owner LLC	Delaware
68.	B California Leasing LLC	Delaware
69.	B Oregon Leasing LLC	Delaware
70.	B Arizona Leasing LLC	Delaware
71.	B Utah Leasing LLC	Delaware
72.	B Idaho Leasing LLC	Delaware
73.	Orchard Park Leasing LLC	Delaware
74.	Sun Oaks Leasing LLC	Delaware
75.	Sunshine Villa Leasing LLC	Delaware
76.	Regent Court Leasing LLC	Delaware
77.	Sheldon Park Leasing LLC	Delaware
78.	Desert Flower Leasing LLC	Delaware
79.	Canyon Creek Leasing LLC	Delaware
80.	Willow Park Leasing LLC	Delaware

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EXHIBIT 21.1

NEWCASTLE INVESTMENT CORP. SUBSIDIARIES

Subsidiary		Jurisdiction of Incorporation/Organization

81.	B California Owner LLC	Delaware
82.	B Oregon Owner LLC	Delaware
83.	B Arizona Owner LLC	Delaware
84.	B Utah Owner LLC	Delaware
85.	B Idaho Owner LLC	Delaware
86.	Orchard Park Owner LLC	Delaware
87.	Sun Oak Owner LLC	Delaware
88.	Sunshine Villa Owner LLC	Delaware
89.	Regent Court Owner LLC	Delaware
90.	Sheldon Park Owner LLC	Delaware
91.	Desert Flower Owner LLC	Delaware
92.	Canyon Creek Owner LLC	Delaware
93.	Willow Park Owner LLC	Delaware
94.	RLG Leasing LLC	Delaware
95.	RLG Owner LLC	Delaware
96.	RLG Utah Leasing LLC	Delaware
97.	RLG Utah Owner LLC	Delaware
98.	Heritage Place Leasing LLC	Delaware
99.	Golden Living Taylorsville Leasing LLC	Delaware
100.	Chateau Brickyard Operations LLC	Delaware
101.	Heritage Place Owner LLC	Delaware
102.	Golden Living Taylorsville Owner LLC	Delaware
103.	Chateau Brickyard Owner LLC	Delaware
104.	Propco 2 LLC	Delaware
105.	NIC Courtyards Owner LLC	Delaware
106.	NIC GH I LLC	Delaware
107.	NIC GH II LLC	Delaware
108.	NIC GH III LLC	Delaware
109.	NIC GH IV LLC	Delaware
110.	NIC GH V LLC	Delaware
111.	NIC GH VI LLC	Delaware
112.	NIC GH VII LLC	Delaware
113.	NIC GH VIII LLC	Delaware
114.	NIC GH IX LLC	Delaware
115.	NIC GH X LLC	Delaware
116.	NIC GH XI LLC	Delaware
117.	Propco 3 LLC	Delaware
118.	NIC Courtyards Leasing LLC	Delaware
119.	NIC Courtyards LLC	Delaware

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EXHIBIT 21.1

NEWCASTLE INVESTMENT CORP. SUBSIDIARIES

Subsidiary		Jurisdiction of Incorporation/Organization

120.	NIC GH Equity LLC	Delaware
121.	NIC GH XII LLC	Delaware
122.	NIC Acquisitions LLC	Delaware
123.	NIC GH XIII LLC	Delaware
124.	NIC 4/5 Leasing LLC	Delaware
125.	NIC 5 Florida Leasing LLC	Delaware
126.	NIC 5 Springs Heaven Leasing LLC	Delaware
127.	NIC 5 Renaissance Retirement Leasing LLC	Delaware
128.	NIC 5 Forrest Oaks Leasing LLC	Delaware
129.	NIC 4 Florida Leasing LLC	Delaware
130.	NIC 4 The Grande Leasing LLC	Delaware
131.	NIC 4 Village Place leasing LLC	Delaware
132.	NIC 4 Bradenton Oaks Leasing LLC	Delaware
133.	NIC 4 Spring Oaks Leasing LLC	Delaware
134.	NIC 4 Summerfield Leasing LLC	Delaware
135.	NIC 4 Emerald Park Retirement Leasing LLC	Delaware
136.	NIC 4 Bayside Terrace Leasing LLC	Delaware
137.	NIC 4 Balmoral Leasing LLC	Delaware
138.	NIC 4 Sunset Lake Leasing LLC	Delaware
139.	NIC 4 North Carolina Leasing LLC	Delaware
140.	NIC 4 Courtyards of New Bern Owner LLC	Delaware
141.	NIC 5 Owner LLC	Delaware
142.	NIC 5 Florida Owner LLC	Delaware
143.	NIC 5 Spring Heaven Owner LLC	Delaware
144.	NIC 5 Renaissance Retirement Owner LLC	Delaware
145.	NIC 5 Forest Oaks Owner LLC	Delaware
146.	NIC 5 Lake Morton Plaza Owner LLC	Delaware
147.	NIC 7 Glen Riddle Owner LLC	Delaware
148.	NIC 7 Pennsylvania Owner LLC	Delaware
149.	NIC 7 Owner LLC	Delaware
150.	Propco 7 LLC	Delaware
151.	NIC 8 Schenley Gardens Owner LLC	Delaware
152.	NIC 8 Pennsylvania Owner LLC	Delaware
153.	NIC 8 Owner LLC	Delaware
154.	Propco 8 LLC	Delaware
155.	NIC GH XIV LLC	Delaware
156.	NIC GH XV LLC	Delaware
157.	NIC GH XVI LLC	Delaware
158.	NIC GH XVII LLC	Delaware

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EXHIBIT 21.1

NEWCASTLE INVESTMENT CORP. SUBSIDIARIES

Subsidiary		Jurisdiction of Incorporation/Organization

159.	NIC GH XVIII LLC	Delaware
160.	NIC GH XIX LLC	Delaware
161.	NIC GH XXI LLC	Delaware
162.	NIC GH XXII LLC	Delaware
163.	NIC 6 Manor at Woodside Owner LLC	Delaware
164.	NIC 6 Owner LLC	Delaware
165.	Propco 6 LLC	Delaware
166.	NIC 6 Manor at Woodside Management LLC	Delaware
167.	NIC 6 New York Management LLC	Delaware
168.	NIC 6 Management LLC	Delaware
169.	NIC 6 New York Owner LLC	Delaware
170.	NIC 7 Glen Riddle Leasing LLC	Delaware
171.	NIC 7 Pennsylvania Leasing LLC	Delaware
172.	NIC 7 Leasing LLC	Delaware
173.	NIC GH XXIII LLC	Delaware
174.	NIC GH XXIV LLC	Delaware
175.	CDO VIII Repack Limited	Delaware
176.	NIC 5 Lake Morton Plaza Leasing LLC	Delaware
177.	NIC 4 Emerald Park Retirement Owner LLC	Delaware
178.	Propco 5 LLC	Delaware
179.	NIC 8 Leasing LLC	Delaware
180.	NIC 8 Pennsylvania Leasing LLC	Delaware
181.	NIC 8 Schenley Gardens Leasing LLC	Delaware
182.	NIC Texas Courtyards Leasing LLC	Delaware
183.	NIC 4 Royal Palm Leasing LLC	Delaware
184.	NIC 4 Royal Palm Owner LLC	Delaware
185.	NIC GH XX LLC	Delaware
186.	NCT 2013 – VI Funding Ltd.	Cayman Islands
187.	American Golf Leasing LLC	Delaware
188.	Propco 9 LLC	Delaware
189.	NIC 9 Virginia Owner LLC	Delaware
190.	NIC 9 Heritage Oaks Owner LLC	Delaware
191.	NIC 9 Virginia Management LLC	Delaware
192.	NIC 9 Heritage Oaks Management LLC	Delaware
193.	NCT 2013-VI Funding Investors LLC	Delaware
194.	Castle Sports & Entertainment Group, Inc.	Delaware

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EXHIBIT 21.1

NEWCASTLE INVESTMENT CORP. SUBSIDIARIES

Subsidiary		Jurisdiction of Incorporation/Organization

195.	American Golf Group Holdings LLC	Delaware
196.	Propco 10 LLC	Delaware
197.	NIC 10 Florida Leasing LLC	Delaware
198.	NIC 10 Florida Owner LLC	Delaware
199.	NIC 10 Barkley Place Leasing LLC	Delaware
200.	NIC 10 Barkley Place Owner LLC	Delaware
201.	Propco 12 LLC	Delaware
202.	NIC 12 Owner LLC	Delaware
203.	NIC 12 Arlington Plaza Owner LLC	Delaware
204.	NIC 12 Blair House Owner LLC	Delaware
205.	NIC 12 Blue Water House Owner LLC	Delaware
206.	NIC 12 Chateau Ridgeland Owner LLC	Delaware
207.	NIC 12 Cherry Laurel Owner LLC	Delaware
208.	NIC 12 Colonial Harbor Owner LLC	Delaware
209.	NIC 12 Country Squire Owner LLC	Delaware
210.	NIC 12 Courtyard At Lakewood Owner LLC	Delaware
211.	NIC 12 Desoto Beach Club Owner LLC	Delaware
212.	NIC 12 El Dorado Owner LLC	Delaware
213.	NIC 12 Essex House Owner LLC	Delaware
214.	NIC 12 Fleming Point Owner LLC	Delaware
215.	NIC 12 Grasslands Estates Owner LLC	Delaware
216.	NIC 12 Grizzly Peak Owner LLC	Delaware
217.	NIC 13 Hidden Lakes Owner LLC	Delaware
218.	NIC 12 Jackson Oaks Owner LLC	Delaware
219.	NIC 12 Maples Downs Owner LLC	Delaware
220.	NIC 12 Parkwood Estates Owner LLC	Delaware
221.	NIC 12 Pioneer Valley Lodge Owner LLC	Delaware
222.	NIC 12 Regency Residence Owner LLC	Delaware
223.	NIC 12 Simi Hills Owner LLC	Delaware
224.	NIC 12 Stoneybrook Lodge Owner LLC	Delaware
225.	NIC 12 Summerfield Owner LLC	Delaware
226.	NIC 12 Venture Place Owner LLC	Delaware
227.	Propco 13 LLC	Delaware
228.	NIC 13 Owner LLC	Delaware
229.	NIC 13 The Bentley Owner LLC	Delaware

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EXHIBIT 21.1

NEWCASTLE INVESTMENT CORP. SUBSIDIARIES

Subsidiary		Jurisdiction of Incorporation/Organization

230.	NIC 13 Briarcrest Estates Owner LLC	Delaware
231.	NIC 13 Dogwood Estates Owner LLC	Delaware
232.	NIC 13 Durhman Regent Owner LLC	Delaware
233.	NIC 13 Fountains At Hidden Lakes Owner LLC	Delaware
234.	NIC 13 Illahee Hills Owner LLC	Delaware
235.	NIC 13 Jordan Oaks Owner LLC	Delaware
236.	NIC 13 Lodge at Cold Spring Owner LLC	Delaware
237.	NIC 13 Madison Estates Owner LLC	Delaware
238.	NIC 13 Manor at Oakridge Owner LLC	Delaware
239.	NIC 13 Oakwood Hills Owner LLC	Delaware
240.	NIC 13 Orchid Terrace Owner LLC	Delaware
241.	NIC 13 Palmer Hills Owner LLC	Delaware
242.	NIC 13 Pinewood Hills Owner LLC	Delaware
243.	NIC 13 Pueblo Regent Owner LLC	Delaware
244.	NIC 13 The Regent Owner LLC	Delaware
245.	NIC 13 Rock Creek Owner LLC	Delaware
246.	NIC 13 Sheldon Oaks Owner LLC	Delaware
247.	NIC 13 Sky Peaks Owner LLC	Delaware
248.	NIC 13 Thornton Place Owner LLC	Delaware
249.	NIC 13 Uffelman Estates Owner LLC	Delaware
250.	NIC 13 Village Gate Owner LLC	Delaware
251.	NIC 13 Vista De La Montana Owner LLC	Delaware
252.	NIC 13 Walnut Woods Owner LLC	Delaware
253.	NIC 13 The Westmont Owner LLC	Delaware
254.	NIC 13 Whiterock Court Owner LLC	Delaware
255.	Castle Sports & Entertainment Partners LLC	Delaware
256.	Tower A LLC	Delaware
257.	Tower A1 Holdings LLC	Delaware
258.	Tower A2 Holdings LLC	Delaware
259.	Tower B Holdings LLC	Delaware
260.	Tower C Holdings LLC	Delaware
261.	Tower B LLC	Delaware
262.	Tower C LLC	Delaware
263.	Vineyards Holdings LLC	Delaware
264.	American Golf Partners LLC	Delaware
265.	NGP Mezzanine, LLC	Delaware
266.	NGP Realty Sub GP, LLC	Delaware
267.	NGP Realty Sub, L.P.	Delaware
268.	AGC Mezzanine Pledge LLC	Delaware
269.	New AGC LLC	Delaware

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EXHIBIT 21.1

NEWCASTLE INVESTMENT CORP. SUBSIDIARIES

Subsidiary		Jurisdiction of Incorporation/Organization

270.	American Golf Corporation	Delaware
271.	Propco 4 LLC	Delaware
272.	NIC 4 Owner LLC	Delaware
273.	NIC 4 Florida Owner LLC	Delaware
274.	NIC 4 North Carolina Owner LLC	Delaware
275.	NIC 4 The Plaza Leasing LLC	Delaware
276.	NIC 4 Courtyards of New Bern Leasing LLC	Delaware
277.	NIC 4 The Grande Owner LLC	Delaware
278.	NIC 4 Village Place Owner LLC	Delaware
279.	NIC 4 Bradenton Oaks Owner LLC	Delaware
280.	NIC 4 Spring Oaks Owner LLC	Delaware
281.	NIC 4 Summerfield Owner LLC	Delaware
282.	NIC 4 Emerald Park Retirement Owner LLC	Delaware
283.	NIC 4 Bayside Terrace Owner LLC	Delaware
284.	NIC 4 Balmoral Owner LLC	Delaware
285.	NIC 4 The Plaza Owner LLC	Delaware
286.	NIC 4 Sunset Lake Owner LLC	Delaware
287.	NIC 4 Royal Palm Owner LLC	Delaware
288.	NIC 12 Greeley Place Owner LLC	Delaware
289.	American Golf of Atlanta	Georgia
290.	CW Golf Partners LP	California
291.	Golf Enterprises Inc.	Kansas
292.	Persimmon Golf Club LLC	Delaware